UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 8, 2016

DANDRIT BIOTECH USA, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-54478	45-2559340
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation)		Identification No.)

DanDrit Biotech A/S

Fruebjergvej 3 Box 62

2100 Copenhagen, Denmark

(Address of principal executive offices)

+45-39179840

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Items

On January 8, 2016, Dandrit Biotech USA, Inc., a Delaware corporation (the “Company”), was scheduled to convene a special meeting of its shareholders to consider and vote on several proposals, as more fully disclosed in our definitive proxy statement filed with the Securities and Exchange Commission on December 1, 2015. Because a quorum was not present at the meeting, the meeting was adjourned.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DANDRIT BIOTECH USA, INC.

By:	/s/ Lone Degn
Lone Degn
Chief Financial Officer

Date: January 8, 2016

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